SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                                FORM 8-K
                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): September 4, 2003


                                ElderTrust
         (Exact name of registrant as specified in its charter)

         Maryland                  001-13807            23-2932973
    (State or other            (Commission File      (IRS Employer
jurisdiction of incorporation)       Number)       Identification No.)


        2711 Centerville Road, Suite 108, Wilmington, DE  19808
               (Address of principal executive offices)

    Registrants telephone number including area code:  (302) 993-1022



                             Not Applicable
          (Former name or former address, if changed since last report)






Item 5.  Other Events.

     Effective September 4, 2003, the Board of Trustees of ElderTrust appointed Michael R. Walker, Chairman of the Board, to the additional positions of acting President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary. Mr. Walker replaces D. Lee McCreary, Jr., who on September 4, 2003 resigned all his positions with ElderTrust and its subsidiaries, including as a trustee of ElderTrust.

     A copy of the Separation Agreement and Release dated as of September 4, 2003 by and among ElderTrust, ElderTrust Operating Limited Partnership and Mr. McCreary is included as Exhibit 10.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

                Exhibit                         Document
              ----------      --------------------------------------------
                10.1          Separation Agreement and Release dated as of
                              September 4, 2003 by and among ElderTrust,
                              ElderTrust Operating Limited Partnership and
                              D. Lee McCreary, Jr.


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ELDERTRUST
                                               --------------------------
                                               (Registrant)


                                               /s/ Michael R. Walker.
                                               --------------------------
                                               Michael R. Walker
                                               Acting President, Chief
                                               Executive Officer, Chief
                                               Financial Officer, Treasurer
                                               and Secretary

Date:  September 23, 2003


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                             INDEX TO EXHIBITS

    Exhibit
    Number    Exhibit Description                             Page No.
    -------   ---------------------------------------------   --------

    10.1+ Separation Agreement and Release dated as of September 4, 2003 by and among ElderTrust, ElderTrust Operating Limited Partnership and
               D. Lee McCreary, Jr.


____________
+ Represents a management contract or compensatory plan, contract or arrangement.


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